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                                                                      EXHIBIT 11




                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-1A No. 811-7850) of The Parkstone Advantage Fund and to use of our report dated February 10, 1998, incorporated by reference therein.


/s/ Ernst & Young L.L.P.
Columbus, Ohio

April 24, 1998